VERTEX ENERGY, INC. 8-K

Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of December 15, 2017 by and among VERTEX ENERGY, INC., a Nevada corporation (“Parent”), VERTEX ENERGY OPERATING, LLC, a Texas limited liability company (the “Lead Borrower”), the other Borrowers signatory hereto, ENCINA BUSINESS CREDIT, LLC, as Agent, and the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Parent, the Lead Borrower, the other Loan Parties, Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of February 1, 2017 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Loan Parties have requested that the Agent and Lenders amend certain provisions of the Credit Agreement, and subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.

Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

a.

Section 7.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“7.16.

Minimum Availability. Permit Availability at any time to be less than (a) on or prior to December 31, 2017, $1,500,000 and (b) after December 31, 2017, $2,500,000.”

2.

Conditions. Provided that each of the conditions precedent set forth in this Section 2 has been met (or waived by Agent) as of the date hereof, this Amendment shall be deemed effective as of November 5, 2017:

a.

the execution and delivery of this Agreement by each Loan Party, Agent and the Lenders;

b.

the truth and accuracy of the representations and warranties contained in Section 3 hereof;

c.

Agent shall have received confirmation that the Loan Parties have engaged a third-party consultant reasonably acceptable to Agent to perform services of a scope reasonably acceptable to Agent;

d.

Agent shall have received an amendment to the Term Loan Agreement corresponding in relevant part to this Agreement and otherwise in form and substance reasonably satisfactory to Agent, executed and delivered by each Loan Party, the Term Loan Agent and the Required Lenders (as defined in the Term Loan Agreement); and

e.

Agent shall have received such other documents, opinions or materials reasonably requested by Agent, in form and substance reasonably acceptable to Agent.

3.

Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender as follows:

a.

the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (c) result in or require the creation of any Lien upon any asset of such Loan Party (other than Liens in favor of the Agent under the Security Documents); or (d) violate any Law;

b.

such Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

c.

this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

d.

after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties of such Loan Party contained herein, in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects and (iii) for purposes of this Section 3(d), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and

e.

after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

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4.

No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.

5.

Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 2, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

6.

Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Agent and each Lender.

7.

Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Illinois.

8.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.

Section Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

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10.

Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

11.

Release of Claims. In consideration of the Lenders’ and the Agent’s agreements contained in this Agreement, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

12.

Postclosing Covenant. The Loan Parties shall retain the consultant engaged pursuant to Section 2(c) to perform the services described therein through and including January 31, 2018 (or such earlier date as Agent may determine in its sole discretion).

[Signature pages follow.]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

Lead Borrower:

VERTEX ENERGY OPERATING, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

Additional Borrowers:

BANGO OIL LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX REFINING NV, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX REFINING OH, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX MERGER SUB, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX RECOVERY MANAGEMENT LA, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX REFINING LA, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX II GP, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX ACQUISITION SUB, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

[Signature Page to Second Amendment to Credit Agreement]

CEDAR MARINE TERMINALS, LP

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX RECOVERY, L.P.

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

CROSSROAD CARRIERS, L.P.

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

H&H OIL, L.P.

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX RECOVERY MANAGEMENT, LLC

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Its:	CEO

VERTEX ENERGY, INC., as Parent and as a Guarantor

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	CEO

[Signature Page to Second Amendment to Credit Agreement]

AGENT:

ENCINA BUSINESS CREDIT, LLC, as Agent

By:	/s/ Daniel Ross
Name:	Daniel Ross
Title:	Its Duly Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

ENCINA BUSINESS CREDIT SPV, LLC, as a Lender

By:	/s/ Daniel Ross
Name:	Daniel Ross
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

CrowdOut Capital LLC, as a Lender

By:	/s/ Alexander Schoenbaum
Name:	Alexander Schoenbaum
Title:	CEO

[Signature Page to Second Amendment to Credit Agreement]